UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2006
HOME CITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

OHIO	0-21809	34-1839475

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)
2454 North Limestone Street, Springfield, Ohio 45503

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (937) 390-0470

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
     On January 24, 2006, Home City Financial Corporation issued a News Release announcing financial results for the fourth quarter and year 2005. The News Release is included herein as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
          99.1   News Release dated January 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME CITY FINANCIAL CORPORATION
By:	/s/ Charles A. Mihal
Charles A. Mihal
Secretary, Treasurer and Chief Financial Officer

Date: January 26, 2006